UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2016 (January 8, 2016)

Walter Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

3000 Riverchase Galleria, Suite 1700
Birmingham, Alabama 35244
(205) 745-2000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.
As previously disclosed, on July 15, 2015, Walter Energy, Inc., a Delaware corporation (“Walter Energy” or the “Company”), and certain of the Company’s wholly owned domestic subsidiaries (collectively, the “Debtors”), filed voluntary petitions under Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Alabama (the “Bankruptcy Court”). The Company’s Chapter 11 cases (the “Chapter 11 Cases”) are being administered under the caption In re Walter Energy, Inc., et al., Case No. 15-02741-TOM11.
As also previously disclosed, on November 5, 2015, the Company, together with certain subsidiaries, entered into a stalking horse asset purchase agreement (the “Asset Purchase Agreement”) with Coal Acquisition LLC, a Delaware limited liability company formed by members of the Company’s senior lender group (“Coal Acquisition”), pursuant to which, among other things, Coal Acquisition agreed to acquire substantially all of the Company’s Alabama assets (the “Subject Assets”) for aggregate consideration of approximately $5.4 million in cash (subject to certain adjustments), a credit bid of first lien obligations in an aggregate amount of approximately $1.25 billion (subject to certain adjustments) and the assumption of certain liabilities.  The Asset Purchase Agreement provides that the sale of the Subject Assets is subject to a number of closing conditions set forth therein, including, among others, (i) the approval of the sale by the Bankruptcy Court in the Chapter 11 Cases, (ii) the accuracy of representations and warranties of the parties, (iii) relief from the successor clauses in the collective bargaining agreements between the Debtors and the United Mine Workers of America (the “UMWA”), and (iv) material compliance with the obligations set forth in the Asset Purchase Agreement.  The Asset Purchase Agreement further provides that transactions contemplated thereunder are required to close by February 29, 2016, subject to extension for up to 30 days under certain circumstances.
On December 28, 2015 the Bankruptcy Court entered the Memorandum Opinion and Order Granting Debtors’ Motion for an Order (I) Authorizing the Debtors to (A) Reject Collective Bargaining Agreements, (B) Implement Final Labor Proposals, and (C) Terminate Retiree Benefits; and (II) Granting Related Relief (the “UMWA Order”), authorizing the Debtors to reject their collective bargaining agreements with the UMWA.
The sale of the Subject Assets pursuant to the Asset Purchase Agreement was conducted under the provisions of Sections 363 and 365 of the Bankruptcy Code in accordance with bidding procedures that were previously approved by the Bankruptcy Court.  The Company has determined that it did not receive higher or otherwise better bids for the Subject Assets.  Accordingly, on January 8, 2016, after conducting a hearing, the Bankruptcy Court entered the Order (I) Approving the Sale of the Acquired Assets Free and Clear of Claims, Liens, Interests and Encumbrances; (II) Approving the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases; and (III) Granting Related Relief (the “Sale Order”), approving the sale of the Subject Assets to Coal Acquisition free and clear of all liens, claims, interests and encumbrances of the Debtors.
The UMWA Order can be viewed at http://www.kccllc.net/walterenergy/document/1502741151228000000000006 and the Sale Order can be viewed at  http://www.kccllc.net/walterenergy/document/1502741160108000000000009.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements that relate to the intent, beliefs, plans or expectations of Walter Energy or its management at the time of this release, as well as any estimates or projections for the outcome of events that have not yet occurred at the time of this release.  All statements other than statements of historical fact are forward-looking statements.  Forward-looking statements include expressions such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will” and similar terms and expressions.  All forward-looking statements made by Walter Energy are predictions and not guarantees of future performance and are subject to various risks, uncertainties and factors relating to Walter Energy’s operations and business environment, and the progress of its Chapter 11 bankruptcy proceedings, all of which are difficult to predict and many of which are beyond Walter Energy’s control, which could cause Walter Energy’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements.  Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in Walter Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”), including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, which are available on Walter Energy’s website at www.walterenergy.com and on the SEC’s website at www.sec.gov; unfavorable economic, financial and business conditions; risks and uncertainties relating to the bankruptcy filing by Walter Energy, including, but not limited to, (i) Walter Energy’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court in the Chapter 11 Cases, (ii) the ability of Walter Energy and its subsidiaries to consummate a section 363 sale, (iii) the effects of Walter Energy’s bankruptcy filing on Walter Energy and on the interests of various constituents, (iv) Bankruptcy Court rulings in the Chapter 11 Cases as well the outcome of all other pending litigation and the outcome of the Chapter 11 Cases in general, (v) the length of time that Walter Energy will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings, (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with Walter Energy’s ability to confirm and consummate a section 363 sale, (vii) the potential adverse effects of the Chapter 11 Cases on Walter Energy’s liquidity or results of operations, and (viii) increased advisory costs to execute a section 363 sale, and other risks and uncertainties.  Forward-looking statements made by Walter Energy in this release, or elsewhere, speak only as of the date on which the statements were made.  New risks and uncertainties arise from time to time, and it is impossible for Walter Energy to predict these events or how they may affect it or its anticipated results.  Walter Energy does not undertake any obligation to publicly update or review any forward-looking statements except as may be required by law, whether as a result of new information, future developments or otherwise.  In light of these risks and uncertainties, readers should keep in mind that any forward-looking statements made in this release may not occur and should not place undue reliance on any forward-looking statements.
Walter Energy cautions that the trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. The consummation of a section 363 sale would result in Walter Energy’s outstanding common stock losing substantial value, and the holders of Walter Energy’s common stock are currently contemplated not to receive any distribution or other favorable treatment within the Chapter 11 Cases. Accordingly, Walter Energy’s future performance and financial results may differ materially and/or adversely from those expressed or implied in any forward-looking statements made by Walter Energy in this Current Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2016
WALTER ENERGY, INC.

By:	/s/ Earl H. Doppelt
Name: Earl H. Doppelt
Title: Executive Vice President, General Counsel and Secretary